                                 AMENDMENT NO. 5

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                    SCHEDULE A

------------------------------------------ ---------------------------------------- -------------------------------------------
FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                        POLICIES FUNDED BY THE
THE POLICIES                               UTILIZING THE FUNDS                      SEPARATE ACCOUNTS
------------------------------------------ ---------------------------------------- -------------------------------------------
AIM V.I. Capital Appreciation Fund         Fulcrum Account of First Allmerica       A3025-96GRC
AIM V.I. Value Fund                        Financial Life Insurance Company
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. High Yield Fund                   FUVUL Separate Account of First          1036.NY-99GRC
AIM V.I. Dent Demographic Trends Fund      Allmerica Financial Life Insurance
AIM V.I. Aggressive Growth Fund            Company
AIM V.I. Blue Chip Fund

                                           Separate Account VA-P of First           Pioneer Vision; Pioneer C-Vision; and
                                           Allmerica Financial Life Insurance       Pioneer XtraVision; A3030-99; Pioneer
                                           Company                                  No-Load

                                           Separate Account VA-K(Delaware) of       Delaware Medallion; Delaware
                                           First Allmerica Financial Life           Golden Medallion; A3030-99;
                                           Insurance Company                        Delaware No-Load

                                           Separate Account VA-K of First           A3030-99; Agency Ultimate Advantage;
                                           Allmerica Financial Life Insurance       Advantage; ExecAnnuity; First Union VIA;
                                           Company                                  Annuity Scout Fund Quest

                                           Group VEL Account                        Executive Solutions

                                           Select Separate Account                  Select Reward; Secondary Acclaim, Select
                                                                                    Resource, Select Charter

                                           Select Separate Account (Life)           Select Life, Select Inheiritage, Select
                                                                                    Single Premium Life, Select VUL 2001

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:
                -------------------

                                              AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                                       By:
        ------------------------                     -------------------------
Name:   Nancy L. Martin                       Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: President


(SEAL)                                        A I M DISTRIBUTORS, INC.

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Attest:                                       By:
        ------------------------                     -------------------------
Name:   Nancy L. Martin                       Name:  Michael J. Cemo
Title:  Assistant Secretary                   Title: President


(SEAL)


                                              FIRST ALLMERICA FINANCIAL LIFE
                                              INSURANCE COMPANY

Attest:                                       By:
        ------------------------                     -------------------------
Name:                                         Name:
        ------------------------                     -------------------------
Title:                                        Title:
        ------------------------                     -------------------------


(SEAL)


                                              ALLMERICA INVESTMENTS, INC.

Attest:                                       By:
        ------------------------                     -------------------------
Name:                                         Name:
        ------------------------                     -------------------------
Title:                                        Title:
        ------------------------                     -------------------------


(SEAL)


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